UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2014

HIGHER ONE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34779	26-3025501
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

115 Munson Street
New Haven, CT 06511
(Address of principal executive offices and zip code)

(203) 776-7776
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 27, 2014, Mark Volchek, a Director of Higher One Holdings, Inc. (the "Company"), adopted a new 10b5-1 stock trading plan. Mr. Volchek's new plan provides for the sale of shares of the Company's common stock owned by Mr. Volchek. Under the plan, beginning on November 10, 2014, a brokerage firm may periodically sell shares of the Company's common stock that are held by Mr. Volchek. The plan expires on November 10, 2016. The maximum number of shares that can be sold over the duration of the plan is 600,000. Mr. Volchek's previous 10b5-1 plan, which provided for the same number of shares to be sold, expired on June 30, 2014. Under Mr. Volchek's previous plan, 184,106 shares were sold.

On August 27, 2014, Miles Lasater, a Director of the Company, adopted a new 10b5-1 stock trading plan. Mr. Lasater's new plan provides for the sale of shares of the Company's common stock owned by Mr. Lasater.  Additionally, on August 27, 2014, 10b5-1 plans were adopted by two separate trusts that benefit Mr. Lasater's wife and children.  Under the plans, beginning on November 10, 2014, a brokerage firm may periodically sell shares of the Company's common stock that are held by Mr. Lasater and the trusts, respectively. The plans expire on December 29, 2016. The maximum number of shares that can be sold over the duration of the plans is 500,000 by Mr. Lasater and 100,000 by each of the trusts. Mr. Lasater's previous 10b5-1 plan, which provided for the same number of shares to be sold, expired on June 30, 2014. Under Mr. Lasater's previous plan, 114,580 shares were sold and 25,000 were gifted to a charitable fund, as was reported on Mr. Lasater's Section 16 filings.

The trading plans described above are intended to comply with Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, and the Company's insider trading policy. Rule 10b5-1 allows individuals who are not in possession of material, non-public information at the time the stock trading plan is adopted to establish prearranged written plans to buy or sell a specified number of shares of a company stock. Trading under the plans described above is generally based on reaching certain pre-determined minimum price conditions. Transactions under these trading plans will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission, to the extent required by law.

Like the previous plans, the new plans are intended to help these directors diversify their respective net worths, which are still relatively concentrated in the Company's shares. The directors remain committed to the Company's long-term success.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2014

HIGHER ONE HOLDINGS, INC.

By:  /s/ Marc Sheinbaum
       _____________________________
       Marc Sheinbaum
       Chief Executive Officer

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